ALLIANCE
                          ---------------------------
                               VARIABLE PRODUCTS
                          ---------------------------
                                  SERIES FUND
                          ---------------------------
                          GROWTH AND INCOME PORTFOLIO
                          ---------------------------


                                 ANNUAL REPORT

                               DECEMBER 31, 2000

                          Investment Products Offered
                          ---------------------------
                           > Are Not FDIC Insured
                           > May Lose Value
                           > Are Not Bank Guaranteed
                          ---------------------------

LETTER TO SHAREHOLDERS                    Alliance Variable Products Series Fund
================================================================================

February 1, 2001

Dear Shareholder:

We are pleased to provide you with an update of Alliance Variable Products Series Fund, Inc. (the "Fund") for the annual reporting period ended December 31, 2000.

We appreciate your investment in the Portfolios of Alliance Variable Products Series Fund and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President

                                          Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Growth & Income Portfolio seeks reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

MARKET REVIEW

For the full calendar year, value stocks delivered their best returns ever as compared to growth stocks at the extreme disconnect in last year's market. Between the underlying economic values of businesses compared to their equity market valuations, a substantial adjustment appears to have occurred. As measured by the Russell 1000 Value Index, value stocks were up 7.1%, while growth stocks, as measured by the Russell 1000 Growth Index, were down 22.4%.

The extreme success of growth strategies in 1998 and 1999 peaked in March of 2000 as an unprecedented valuation anomaly opened between growth and value style securities. As evidence of slower economic growth became more prevalent through the calendar year, the high multiple structure of growth succumbed to the pressure of downward earnings revisions, and expensive growth stocks dramatically underperformed.

One cannot help but sit in awe of the dramatic swings in investor sentiment and stock prices that have become this market's signature feature. The combination of lower corporate profit growth expectations, partly engineered by the Federal Reserve, and the apparent lack of investor conviction underpinning the price structure of individual securities conspired to create one of the most elevated periods of market volatility ever observed. By staying focused on the economics of individual company businesses, the increase in market volatility generated many opportunities for the Portfolio.

The Federal Reserve's policy to slow U.S. economic activity and relieve potential inflation pressure appears to have achieved its desired intent. As always, the key questions for investors relate to the levels of interest rates and earnings. With the recent surge in disappointing corporate earnings pre-announcements confirming the perception of a slower U.S. economy, it seems appropriate to conclude that the Federal Reserve's policy focus will continue to be more hospitable than was the case in 1999 and 2000.

INVESTMENT RESULTS

For the 12-month period ended December 31, 2000, the Alliance Variable Products Series Growth & Income Portfolio generated a 13.89% return, compared with a return of -9.10% for the S&P 500 Index and -0.59% for the Lipper Growth and Income Funds Average (using 1546 funds from Lipper's Variable Annuity Universe). The broad market declined sharply in 2000 as evidenced by the S&P 500's decline and NASDAQ's 39.3% plunge. Generally, small and mid-sized companies performed better than large companies, and value stocks significantly outperformed growth stocks.

PORTFOLIO STRATEGY

The Portfolio's performance benefited from the preference shift undertaken by investors as they reduced their holdings of risky assets in favor of more conservative ones. The attractive relationship between our investments and their underlying economic values provided great resiliency and positive impetus to the Portfolio's results in this year's difficult market. Securities favorably impacting the Portfolio's performance were mainly investments in companies where company earnings are believed to be relatively insensitive to overall economic activity. Securities negatively impacting performance were concentrated in the technology and telecommunications sectors.

--------------------------------------------------------------------------------

Average annual total returns are for the Portfolio's Class A shares.

INVESTMENT RESULTS                        Alliance Variable Products Series Fund
================================================================================

INVESTMENT RESULTS AS OF DECEMBER 31, 2000

Listed below are the Portfolios' average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

Growth & Income Portfolio

o 1 Year                     13.89%
o 5 Years                    19.63%
o Since Inception (1/91)     15.30%

--------------------------------------------------------------------------------

Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE                        Alliance Variable Products Series Fund
================================================================================

o Alliance Growth & Income Portfolio
o Standard & Poor's 500 Stock Index
o Lipper Growth & Income Funds Average

 [The following table was depicted as a mountain graph in the printed material.]

S&P 500: $47,836
Growth & Income Portfolio: $41,362
Lipper Growth & Income Funds Average:  $37,242

Past performance is no guarantee of future results.

These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

--------------------------------------------------------------------------------

* Month-end closest to Portfolio inception. Inception dates for the Portfolios are: 1/14/91 Growth & Income; 9/15/94 Growth; 12/28/92 Total Return; 12/28/92 International; 6/26/92 Premier Growth; 7/15/91 Global Bond; 5/10/94 Utility Income; 5/2/94 Global Dollar Government; 9/23/94 Worldwide Privatization; 5/3/94 North American Government Income; 9/17/92 U.S. Government/High-Grade Securities; 1/11/96 Technology; 8/5/96 Quasar; 1/9/97 Real Estate Investment; 10/27/97 High Yield.

THE BENCHMARKS                            Alliance Variable Products Series Fund
================================================================================

The benchmarks described below represent unmanaged indices; the Lipper Averages include funds that have generally similar investment objectives to the respective Alliance portfolio, although some funds included in the averages may have somewhat different investment policies.

CS First Boston High Yield -- Credit Suisse First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market.

DJ Utility -- The Dow Jones Utility Index is a price-weighted average that consists of actively traded stocks representing a cross-section of corporations involved in various phases of the utility industry.

JPM EMBI-Plus -- The JP Morgan Emerging Markets Bond Index-Plus tracks returns for external-currency-denominated debt instruments of the emerging markets including Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Phillipines, Poland, Russia and Venezuela.

LB Aggregate Bond -- The Lehman Brothers Aggregate Bond Index is composed of the Mortgage-Backed and Asset-Backed Securities Indices, and the Government/Credit Bond Index.

LB Credit Bond -- The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade corporate debt; the index is composed of both U.S. and Brady Bonds. Until June 30, 2000, this index was known as the Lehman Brothers Corporate Index.

LB Gov't/Credit Bond -- The Lehman Brothers Government/Credit Bond Index represents a combination of the two indices.

LB Gov't Bond -- The Lehman Brothers Government Bond Index is composed of the Treasury Bond and Agency Bond Indices, the 1-3 year Government Index and the 20+ year Treasury Index.

LB Intermediate Gov't Bond -- The Lehman Brothers Intermediate Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of one to 10 years.

LB Long-Term Gov't Bond -- The Lehman Brothers Long-Term Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of 10 years or more.

Lipper Growth and Income Funds Average -- The Lipper Growth and Income Funds Average reflects performance of 100 mutual funds.

Lipper International Funds Average -- The Lipper International Funds Average reflects performance of 100 mutual funds.

MSCI EAFE -- The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australia and the Far East.

MSCI World ex-USA -- The Morgan Stanley Capital International World ex-USA Index is an unmanaged, market capitalization-weighted index that measures the performance of stock markets in 21 countries outside the United States.

NAREIT -- The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index.

NYSE Utility -- The New York Stock Exchange Utility Index is composed of all utility issues traded on the Exchange.

PSE High Technology -- The Pacific Stock Exchange High Technology Index is comprised of technology stocks traded on the Pacific Stock Exchange.

Russell 1000 -- The Russell 1000 Growth Stock Index represents performance of 1000 of the largest U.S. companies by market capitalization.

Russell 2000 -- The Russell 2000 Value Index consists of 2000 small- and mid-cap companies. The average market capitalization is approximately $500 million.

SSB 3-Month Treasury Bill -- The Salomon Smith Barney 3-Month Treasury Bill Index represents the average of T-bill rates for each of the prior three months, adjusted to a bond equivalent basis.

SSB World Gov't Bond -- The Salomon Smith Barney World Government Bond Index represents performance of government bond markets in 14 countries.

S&P 500 -- The Standard and Poor's 500 Stock Index includes 500 stocks and is a common measure of the performance of the overall U.S. stock market.

GROWTH AND INCOME PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================
COMPANY                                U.S. $ VALUE    PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
J.P. Morgan & Co., Inc.                $ 28,962,500             3.9%
--------------------------------------------------------------------------------
Citigroup, Inc.                          28,084,426             3.8
--------------------------------------------------------------------------------
Tyco International, Ltd.                 27,750,000             3.7
--------------------------------------------------------------------------------
Household International, Inc.            27,500,000             3.7
--------------------------------------------------------------------------------
Kroger Co.                               27,333,125             3.6
--------------------------------------------------------------------------------
United Technologies Corp.                24,373,750             3.2
--------------------------------------------------------------------------------
Bank of America Corp.                    22,937,500             3.1
--------------------------------------------------------------------------------
Philip Morris Cos., Inc.                 22,000,000             2.9
--------------------------------------------------------------------------------
BP Amoco Plc (ADR)                       21,543,750             2.9
--------------------------------------------------------------------------------
First Data Corp.                         21,075,000             2.8
--------------------------------------------------------------------------------
                                       $251,560,051            33.6%
--------------------------------------------------------------------------------

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

Company                                                Shares       U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS - 94.6%
FINANCE - 22.9%
BANKING - MONEY
  CENTERS - 5.1%
Chase Manhattan Corp. ......................           150,000        $6,815,625
J.P. Morgan & Co., Inc. ....................           175,000        28,962,500
KeyCorp ....................................            92,900         2,601,200
                                                                    ------------
                                                                      38,379,325
                                                                    ------------
BANKING - REGIONAL - 7.2%
Bank of America Corp. ......................           500,000        22,937,500
Bank One Corp. .............................           550,000        20,143,750
First Union Corp. ..........................           200,000         5,562,500
FleetBoston Financial Corp. ................            75,000         2,817,187
National City Corp. ........................            89,800         2,581,750
                                                                    ------------
                                                                      54,042,687
                                                                    ------------
INSURANCE - 1.3%
AFLAC, Inc. ................................            50,000         3,609,375
PMI Group, Inc. ............................            85,000         5,753,438
                                                                    ------------
                                                                       9,362,813
                                                                    ------------
MISCELLANEOUS - 9.3%
Citigroup, Inc. ............................           550,000        28,084,426
Household International, Inc. ..............           500,000        27,500,000
MBNA Corp. .................................           120,050         4,434,347
MGIC Investment Corp. ......................            80,000         5,395,000
The CIT Group, Inc. Cl.A ...................           200,000         4,025,000
                                                                    ------------
                                                                      69,438,773
                                                                    ------------
                                                                     171,223,598
                                                                    ------------
CONSUMER
  SERVICES - 12.7%
AIRLINES - 1.5%
Continental Airlines, Inc.
Cl.B (a) ...................................           225,000        11,615,625
                                                                    ------------
BROADCASTING &
  CABLE - 5.3%
A.H. Belo Corp. Series A ...................            52,100           833,600
AT&T Corp.- Liberty Media
Group Cl.A, (a) ............................           600,000         8,137,500
Clear Channel
  Communications, Inc. (a) .................            90,000         4,359,375
Comcast Corp. Cl.A (a) .....................           500,000        20,875,000
Viacom, Inc. (a) ...........................           125,000         5,843,750
                                                                    ------------
                                                                      40,049,225
                                                                    ------------
ENTERTAINMENT &
  LEISURE - 2.1%
Carnival Corp. .............................           100,000         3,081,250
Royal Caribbean Cruises,
  Ltd ......................................           250,000         6,612,500
The Walt Disney Co. ........................           205,000         5,932,187
                                                                    ------------
                                                                      15,625,937
                                                                    ------------
PRINTING &
  PUBLISHING - 1.5%
Gannett Co., Inc. ..........................           175,000        11,035,938
                                                                    ------------
RETAIL - GENERAL
  MERCHANDISE - 1.6%
Limited, Inc. ..............................           300,000         5,118,750
Lowe's Cos., Inc. ..........................           150,000         6,675,000
                                                                    ------------
                                                                      11,793,750
                                                                    ------------
TOYS - 0.7%
Mattel, Inc. ...............................           350,000         5,054,000
                                                                    ------------
                                                                      95,174,475
                                                                    ------------
TECHNOLOGY - 11.7%
COMPUTER HARDWARE - 0.8%
Compaq Computer Corp. ......................           175,000         2,633,750
Gateway, Inc. (a) ..........................           200,000         3,598,000
                                                                    ------------
                                                                       6,231,750
                                                                    ------------
COMPUTER SERVICES - 4.2%
Computer Sciences Corp. (a) ................            60,000         3,607,500
Electronic Data Systems Corp. ..............           110,000         6,352,500
First Data Corp. ...........................           400,000        21,075,000
                                                                    ------------
                                                                      31,035,000
                                                                    ------------
CONTRACT
  MANUFACTURING - 3.1%
Flextronics International,
  Ltd. (a) .................................           265,000         7,552,500
Sanmina Corp. (a) ..........................            90,000         6,896,250
Solectron Corp. (a) ........................           250,000         8,475,000
                                                                    ------------
                                                                      22,923,750
                                                                    ------------
SEMI-CONDUCTOR CAPITAL
  EQUIPMENT - 0.6%
Applied Materials, Inc. (a) ................           125,000         4,773,437
                                                                    ------------
SEMI-CONDUCTOR
  COMPONENTS - 3.0%
Altera Corp. (a) ...........................           250,000         6,578,125
Fairchild Semiconductor
  Corp. (a) ................................           250,000         3,609,375
Micron Technology, Inc. (a) ................           350,000        12,425,000
                                                                    ------------
                                                                      22,612,500
                                                                    ------------
                                                                      87,576,437
                                                                    ------------
CONSUMER STAPLES - 11.3%
BEVERAGES - 2.4%
The Pepsi Bottling Group,
  Inc. .....................................           450,000        17,971,875
                                                                    ------------
COSMETICS - 1.6%
Avon Products, Inc. ........................           250,000        11,968,750
                                                                    ------------
HOUSEHOLD
  PRODUCTS - 0.7%
Colgate-Palmolive Co. ......................            85,000         5,486,750
                                                                    ------------
RETAIL - FOOD & DRUG - 3.7%
Kroger Co. (a) .............................         1,010,000        27,333,125
                                                                    ------------
TOBACCO - 2.9%
Philip Morris Cos., Inc. ...................           500,000        22,000,000
                                                                    ------------
                                                                      84,760,500
                                                                    ------------

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                                Shares       U.S. $ Value
--------------------------------------------------------------------------------
ENERGY - 10.9%
DOMESTIC INTEGRATED - 2.3%
Kerr-McGee Corp. ...........................           175,000       $11,714,062
USX-Marathon Group .........................           200,000         5,550,000
                                                                    ------------
                                                                      17,264,062
                                                                    ------------
DOMESTIC PRODUCERS - 0.7%
Murphy Oil Corp. ...........................            80,000         4,835,000
                                                                    ------------
INTERNATIONAL - 3.9%
BP Amoco Plc (ADR) .........................           450,000        21,543,750
Chevron Corp. ..............................            60,000         5,066,250
Repsol, SA (ADR) ...........................           150,000         2,418,750
                                                                    ------------
                                                                      29,028,750
                                                                    ------------
OIL SERVICE - 0.9%
Noble Drilling Corp. (a) ...................           160,000         6,950,000
                                                                    ------------
MISCELLANEOUS - 3.1%
AES Corp. (a) ..............................            75,000         4,153,125
Dynegy, Inc. ...............................           350,000        19,621,875
                                                                    ------------
                                                                      23,775,000
                                                                    ------------
                                                                      81,852,812
                                                                    ------------
HEALTH CARE - 7.6%
DRUGS - 1.2%
Schering-Plough Corp. ......................           160,000         9,080,000
                                                                    ------------
MEDICAL PRODUCTS - 3.7%
Abbott Laboratories ........................           165,000         7,992,187
Guidant Corp. (a) ..........................           116,800         6,299,900
Johnson & Johnson ..........................           130,000        13,658,125
                                                                    ------------
                                                                      27,950,212
                                                                    ------------
MEDICAL SERVICES - 2.7%
Tenet Healthcare Corp. .....................           450,000        19,996,875
                                                                    ------------
                                                                      57,027,087
                                                                    ------------
UTILITIES - 4.8%
ELECTRIC & GAS
  UTILITIES - 1.0%
FPL Group, Inc. ............................            50,000         3,587,500
Pinnacle West Capital Corp. ................            75,000         3,571,875
                                                                    ------------
                                                                       7,159,375
                                                                    ------------
TELEPHONE UTILITIES - 3.8%
AT&T Corp. .................................           850,000        14,715,625
BellSouth Corp. ............................           140,000         5,731,250
Sprint Corp. (FON Group) ...................           240,000         4,875,000
WorldCom, Inc. .............................           225,000         3,164,063
                                                                    ------------
                                                                      28,485,938
                                                                    ------------
                                                                      35,645,313
                                                                    ------------

                                                      Shares or
                                                      Principal
                                                       Amount
Company                                                 (000)       U.S. $ Value
--------------------------------------------------------------------------------
BASIC INDUSTRIES - 4.3%
CHEMICALS - 3.5%
Dow Chemical Co. ...........................           165,000        $6,043,125
Eastman Chemical Co. .......................            90,000         4,387,500
Lyondell Chemical Co. ......................           665,000        10,182,813
Solutia, Inc. ..............................           225,000         2,700,000
Union Carbide Corp. ........................            50,000         2,690,625
                                                                    ------------
                                                                      26,004,063
                                                                    ------------
MINING & METALS - 0.8%
Alcoa, Inc. ................................           175,000         5,862,500
                                                                    ------------
                                                                      31,866,563
                                                                    ------------
MULTI-INDUSTRY
  COMPANIES - 3.9%
Tyco International, Ltd. ...................           500,000        27,750,000
U.S. Industries, Inc. ......................           200,000         1,600,000
                                                                    ------------
                                                                      29,350,000
                                                                    ------------
CAPITAL GOODS - 3.3%
MISCELLANEOUS - 3.3%
United Technologies Corp. ..................           310,000        24,373,750
                                                                    ------------
CONSUMER
  MANUFACTURING - 1.2%
AUTO & RELATED - 0.3%
Delphi Automotive Systems
  Corp. ....................................           200,000         2,250,000
                                                                    ------------
BUILDING & RELATED - 0.9%
Masco Corp. ................................           250,000         6,421,875
                                                                    ------------
                                                                       8,671,875
                                                                    ------------
Total Common Stocks
  (cost $626,910,761) ......................                         707,522,410
                                                                    ------------
SHORT-TERM
  INVESTMENT - 4.9%
TIME DEPOSIT - 4.9%
State Street Euro Dollar
  6.00%, 1/02/01
  (amortized cost
  $36,910,000) .............................       $   36,910         36,910,000
                                                                    ------------
TOTAL INVESTMENTS - 99.5%
  (cost $663,820,761) ......................                         744,432,410
Other assets
  less liabilities - 0.5% ..................                           3,853,610
                                                                    ------------
NET ASSETS - 100% ..........................                        $748,286,020
                                                                    ============

--------------------------------------------------------------------------------

(a)     Non-income producing security.

        Glossary

        ADR - American Depositary Receipt

        See Notes to Financial Statements.

GROWTH AND INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

ASSETS
  Investments in securities, at value (cost $663,820,761) .....     $744,432,410
  Cash ........................................................              814
  Receivable for investment securities sold ...................        8,084,709
  Dividends and interest receivable ...........................          843,551
                                                                    ------------
  Total assets ................................................      753,361,484
                                                                    ------------
LIABILITIES
  Payable for capital stock redeemed ..........................        4,370,307
  Advisory fee payable ........................................          371,600
  Payable for investment securities purchased .................          160,368
  Accrued expenses ............................................          173,189
                                                                    ------------
  Total liabilities ...........................................        5,075,464
                                                                    ------------
NET ASSETS ....................................................     $748,286,020
                                                                    ============
COMPOSITION OF NET ASSETS
  Capital stock, at par .......................................     $     32,345
  Additional paid-in capital ..................................      621,720,483
  Undistributed net investment income .........................        5,848,213
  Accumulated net realized gain on investments ................       40,073,330
  Net unrealized appreciation of investments ..................       80,611,649
                                                                    ------------
                                                                    $748,286,020
                                                                    ============
Class A Shares
  Net assets ..................................................     $596,546,828
                                                                    ============
  Shares of capital stock outstanding .........................       25,764,520
                                                                    ============
  Net asset value per share ...................................     $      23.15
                                                                    ============
Class B Shares
  Net assets ..................................................     $151,739,192
                                                                    ============
  Shares of capital stock outstanding .........................        6,580,275
                                                                    ============
  Net asset value per share ...................................     $      23.06
                                                                    ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GROWTH AND INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2000              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $38,941) ..........   $ 8,692,755
  Interest ......................................................     1,406,398
                                                                    -----------
  Total investment income .......................................    10,099,153
                                                                    -----------
EXPENSES
  Advisory fee ..................................................     3,685,941
  Distribution fee - Class B ....................................       113,511
  Custodian .....................................................       139,889
  Printing ......................................................       102,512
  Audit and legal ...............................................        69,253
  Administrative ................................................        66,000
  Directors' fees ...............................................         1,473
  Transfer agency ...............................................           949
  Miscellaneous .................................................        16,981
                                                                    -----------
  Total expenses ................................................     4,196,509
                                                                    -----------
  Net investment income .........................................     5,902,644
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions ..................    40,225,201
  Net change in unrealized appreciation/depreciation
    of investments ..............................................    32,102,078
                                                                    -----------
  Net gain on investments .......................................    72,327,279
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ......................   $78,229,923
                                                                    ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GROWTH AND INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================


                                                                      Year Ended      Year Ended
                                                                     December 31,    December 31,
                                                                          2000             1999
                                                                    =============    =============
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income .........................................   $   5,902,644    $   3,401,733
  Net realized gain on investments ..............................      40,225,201       35,901,080
  Net change in unrealized appreciation/depreciation
    of investments ..............................................      32,102,078        7,123,872
                                                                    -------------    -------------
  Net increase in net assets from operations ....................      78,229,923       46,426,685
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A .....................................................      (3,288,670)      (3,318,107)
    Class B .....................................................        (113,881)              -0-
  Net realized gain on investments
    Class A .....................................................     (34,576,976)     (42,704,228)
    Class B .....................................................      (1,241,725)              -0-
CAPITAL STOCK TRANSACTIONS
  Net increase ..................................................     179,121,730      148,136,928
                                                                    -------------    -------------
  Total increase ................................................     218,130,401      148,541,278
NET ASSETS
  Beginning of period ...........................................     530,155,619      381,614,341
                                                                    -------------    -------------
  End of period (including undistributed net
    investment income of $5,848,213 and $3,350,850, respectively)   $ 748,286,020    $ 530,155,619
                                                                    =============    =============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Growth and Income Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying, common stocks of good quality. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Fund currently issues shares of the Conservative Investors Portfolio, Growth Investors Portfolio, Total Return Portfolio, Growth and Income Portfolio, Growth Portfolio, International Portfolio, Premier Growth Portfolio, Quasar Portfolio, Real Estate Investment Portfolio, Technology Portfolio, Utility Income Portfolio, Worldwide Privatization Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio, High-Yield Portfolio, North American Government Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio (the "Portfolios"). On January 5, 1999, the creation of a second class of shares, Class B shares, was approved by the Board of Directors. The Fund offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan. As of December 31, 2000, the following Portfolios had Class B shares issued and outstanding: Growth and Income Portfolio, Growth Portfolio, Premier Growth Portfolio, Quasar Portfolio, Technology Portfolio, Worldwide Privatization Portfolio, Global Bond Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio.

The Fund offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at each Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

Securities in which the Money Market Portfolio invests are valued at amortized cost which approximates fair value, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a straight-line basis to maturity.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign witholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income and in the case of the Money Market Portfolio, amortizes premium as well. Investment gains and losses are determined on the identified cost basis.

5. Dividends and Distributions

Each Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually, except for dividends on the Money Market Portfolio, which are declared daily and paid monthly. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to tax adjustments on disposition from the Fund's investments in Real Estate Investment Trusts, resulted in a net decrease in undistributed net investment income and additional paid-in capital and a corresponding increase in accumulated net realized gain on investments. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .625% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $66,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2000.

During the year ended December 31, 2000, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2000, the Portfolio received no such waivers/reimbursements.

Brokerage commissions paid on investment transactions for the year ended December 31, 2000, amounted to $1,278,615. For the period from January 1, 2000 to October 31, 2000, $47,453 was paid to Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ") directly and none was paid to brokers utilizing the services of the Pershing Division of DLJ, affiliates of the Adviser (whose affiliation ended on November 2, 2000). Effective October 2, 2000, Sanford C. Bernstein & Co. LLC ("SCB") became an affiliate of the Adviser. For the period from October 2, 2000 to December 31, 2000, brokerage commissions of $3,340 were paid to SCB directly.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the year ended December 31, 2000, the Fund paid a total of $18,000 which was allocated evenly among the Portfolios.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolios have each adopted a Plan for Class B shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

 .25% of each Portfolio's average daily net assets attributable to Class B shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolios are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor with respect to the relevant Plan.

The Plan also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2000, were as follows:

Purchases:
Stocks and debt obligations ............................          $553,103,633
U.S. government and agencies ...........................                    -0-
Sales:
Stocks and debt obligations ............................          $422,242,035
U.S. government and agencies ...........................                    -0-

At December 31, 2000, the cost of investments for federal income tax purposes was $668,177,830. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation .........................           $ 135,687,925
Gross unrealized depreciation .........................             (59,433,345)
                                                                  -------------
Net unrealized appreciation ...........................           $  76,254,580
                                                                  =============

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The Portfolio incurred and will elect to defer net capital losses of $78,326 during the fiscal year.

1. Forward Exchange Currency Contracts

All Portfolios (except for the Global Dollar Government Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio) may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolios may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

Each Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the respective portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure each Portfolio has in that particular currency contract.

At December 31, 2000, the Portfolio had no outstanding forward exchange currency contracts.

                                          Alliance Variable Products Series Fund
================================================================================

2. Option Transactions

For hedging and investment purposes, all Portfolios (except for the Money Market Portfolio) may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2000.

--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 20,000,000,000 shares of capital stock, $.001 par value per share of the Fund authorized divided into two classes, designated Class A and Class B. Each class consists of 10,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                      -----------------------------    ------------------------------
                                                 SHARES                             AMOUNT
                                      -----------------------------    ------------------------------
                                      Year Ended       Year Ended      Year Ended         Year Ended
                                      December 31,     December 31,    December 31,       December 31,
                                         2000             1999             2000              1999
                                      ==========       ==========      ============      ===========
Class A
Shares sold ....................       9,993,773        7,229,780     $ 221,532,935    $ 158,338,431
Shares issued in reinvestment of
 dividends and distributions ...       1,690,431        2,179,088        37,865,646       46,022,335
Shares redeemed ................      (9,888,538)      (2,910,169)     (218,923,844)     (64,051,586)
                                      ----------       ----------      ------------      -----------
Net increase ...................       1,795,666        6,498,699     $  40,474,737    $ 140,309,180
                                      ==========       ==========      ============      ===========

                                      Year Ended    June 1, 1999* to   Year Ended      June 1, 1999* to
                                      December 31,    December 31,     December 31,       December 31,
                                         2000             1999             2000              1999
                                      ==========       ==========      ============      ===========
Class B
Shares sold ....................       6,504,279          384,785     $ 145,161,481    $   8,209,638
Shares issued in reinvestment of
 dividends and distributions ...          60,654               -0-        1,355,605               -0-
Shares redeemed ................        (351,966)         (17,477)       (7,870,093)        (381,890)
                                      ----------       ----------      ------------      -----------
Net increase ...................       6,212,967          367,308     $ 138,646,993    $   7,827,748
                                      ==========       ==========      ============      ===========


--------------------------------------------------------------------------------

*       Commencement of distribution.

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE F: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE G: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2000.

GROWTH AND INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                       -------------------------------------------------------
                                                                                CLASS A
                                                       -------------------------------------------------------
                                                                         Year Ended December 31,
                                                       =======================================================
                                                          2000      1999       1998       1997         1996
                                                       =========  =========  =========  =========    =========
Net asset value, beginning of period ...............   $   21.79  $   21.84  $   19.93  $   16.40    $   15.79
                                                       ---------  ---------  ---------  ---------    ---------
Income From Investment Operations
Net investment income (a) ..........................         .22        .16        .22        .21(b)       .24(b)
Net realized and unrealized gain on investment
 transactions ......................................        2.75       2.25       3.81       4.39         3.18
                                                       ---------  ---------  ---------  ---------    ---------
Net increase in net asset value from operations ....        2.97       2.41       4.03       4.60         3.42
                                                       ---------  ---------  ---------  ---------    ---------
Less: Dividends and Distributions
Dividends from net investment income ...............        (.14)      (.18)      (.16)      (.13)        (.25)
Distributions from net realized gains ..............       (1.47)     (2.28)     (1.96)      (.94)       (2.56)
                                                       ---------  ---------  ---------  ---------    ---------
Total dividends and distributions ..................       (1.61)     (2.46)     (2.12)     (1.07)       (2.81)
                                                       ---------  ---------  ---------  ---------    ---------
Net asset value, end of period .....................   $   23.15  $   21.79  $   21.84  $   19.93    $   16.40
                                                       =========  =========  =========  =========    =========
Total Return
Total investment return based on net asset value (c)       13.89%     11.37%     20.89%     28.80%       24.09%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........  $  596,547  $ 522,163  $ 381,614  $ 250,202   $  126,729
Ratios to average net assets of:
 Expenses, net of waivers and reimbursements .......         .69%       .71%       .73%       .72%         .82%
 Expenses, before waivers and reimbursements .......         .69%       .71%       .73%       .72%         .82%
 Net investment income .............................        1.01%       .75%      1.07%      1.16%(b)     1.58%(b)
Portfolio turnover rate ............................          74%        46%        79%        86%          87%


--------------------------------------------------------------------------------

See footnote summary on page 18.

GROWTH AND INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        -----------------------------------
                                                                                      CLASS B
                                                                        -----------------------------------
                                                                           Year                June 1, 1999(d)
                                                                           Ended                    to
                                                                        December 31,            December 31,
                                                                           2000                    1999
                                                                        ===========             ===========
Net asset value, beginning of period ..............................     $     21.76             $     21.37
                                                                        -----------             -----------
Income From Investment Operations
Net investment income (a) .........................................             .18                     .07
Net realized and unrealized gain on investment transactions .......            2.73                     .32
                                                                        -----------             -----------
Net increase in net asset value from operations ...................            2.91                     .39
                                                                        -----------             -----------
Less: Dividends and Distributions
Dividends from net investment income ..............................            (.14)                     -0-
Distributions from net realized gains .............................           (1.47)                     -0-
                                                                        -----------             -----------
Total dividends and distributions .................................           (1.61)                     -0-
                                                                        -----------             -----------
Net asset value, end of period ....................................     $     23.06             $     21.76
                                                                        ===========             ===========
Total Return
Total investment return based on net asset value (c) ..............           13.59%                   1.83%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .........................     $   151,739             $     7,993
Ratios to average net assets of:
 Expenses .........................................................             .95%                    .97%(e)
 Net investment income ............................................             .85%                    .55%(e)
Portfolio turnover rate ...........................................              74%                     46%


--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)   Commencement of distribution.

(e)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
Growth and Income Portfolio Alliance
Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Growth and Income Portfolio (the "Portfolio"), a series of Alliance Variable Products Series Fund, Inc., as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth and Income Portfolio, a series of Alliance Variable Products Series Fund, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

New York, New York
February 1, 2001


FEDERAL INCOME TAX INFORMATION (unaudited)
================================================================================

The Portfolio hereby designates $29,857,029 as long-term capital gain distributions during the taxable year ended December 31, 2000.

                                           Alliance Variable Product Series Fund
================================================================================
BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Matthew Bloom, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Greg Dube, Senior Vice President
Alfred L. Harrison, Senior Vice President
Wayne D. Lyski, Senior Vice President
Raymond J. Papera, Senior Vice President
Peter Anastos, Vice President
Andrew Aran, Vice President
Bruce K. Aronow, Vice President
Edward Baker, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Frank Caruso, Vice President
F. Jeanne Goetz, Vice President
Jane Mack Gould, Vice President
Alan E. Levi, Vice President
Gerald T. Malone, Vice President
Michael Mon, Vice President
Douglas J. Peebles, Vice President
Daniel G. Pine, Vice President
John Ricciardi, Vice President
Paul C. Rissman, Vice President
Kenneth D. Smalley, Vice President
Jean Van De Walle, Vice President
Sandra Yeager, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas Manley, Controller

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)     Member of the Audit Committee.

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